COMMON STOCK OPTIONS AND WARRANTS	12 Months Ended
Dec. 31, 2024
Share-Based Payment Arrangement [Abstract]
COMMON STOCK OPTIONS AND WARRANTS

NOTE 15 – COMMON STOCK OPTIONS AND WARRANTS

Options

2024

The Company did not issue any new stock options in 2024. In the second quarter of 2024, a former employee forfeited 46,872 stock options upon leaving the Company. During the third quarter, three former employees forfeited a total of 81,837 stock options due to their departures. In the fourth quarter of 2024, the management team forfeited 551,898 stock options as a condition of entering into new employment agreements whereby they will be granted a total of 1,901,898 shares of restricted stock with 3-year cliff vesting to be granted in the first quarter of 2025. Additionally, in the fourth quarter of 2024, a former executive forfeited 100,716 stock options (see Note 12).

2023

During the second quarter of 2023, the Company’s Board of Directors granted 293,117 new stock options and in the fourth quarter granted a further 170,000 new stock options both with a strike price of $4.22 per share to 19 key employees and one contract employee. These options were awarded as a one-time award as a retention incentive and had a fair value of approximately $556,000 for the April 1, 2023 awards and approximately $172,000 for the December 1, 2023 award and carry a three-year vesting period. The issuance of these options generated stock option compensation expense in the year in the amount of $269,611 and a balance of unamortized stock option compensation expense of $458,389, that is being expensed over the following 2.0 years.

During the first quarter of 2023, two former staff members forfeited 1,608 non-qualified stock options as the options expired.

During the third quarter of 2021, the shareholders approved the issuance of up to one million shares or share equivalents in the form of stock options for the purposes of share issuance for compensation to Board Members and grants to certain staff members for recruiting and retention. On August 5, 2021, the Company filed an S-8 registration statement in concert with the 2021 Equity Incentive Plan. The plan covers a period of ten years. Additional S-8 registrations were filed on October 9, 2024 and February 5, 2025. On September 30, 2024, the shareholders approved an increase in the shares of Common Stock available under the 2021 Plan to 2,500,000 and beginning as of February 1, 2025, and for each February 1st thereafter to the greater of 2,500,000 or a number of shares based on a formula tied to the Company’s fully diluted common equivalent share capitalization, excluding warrants and options.

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2022	926,266	$5.74	3.3	$—
Granted	463,117	$4.22	4.35	—
Forfeited	(1,608)	$14.00	—	—
Outstanding at December 31, 2023	1,387,775	$5.23	3.0	—
Exercisable at December 31, 2023	581,324	$5.38	1.8	$—

Outstanding at December 31, 2023	1,387,775	$5.23	3.0	$—
Granted	—	$—	—	—
Forfeited	(781,323)	$5.17	—	—
Outstanding at December 31, 2024	606,452	$5.29	2.0	$514,394
Exercisable at December 31, 2024	442,445	$5.50	1.6	$296,145

The fair value of the incentive stock option grants for the years ended December 31, 2024 and 2023 were estimated using the following weighted- average assumptions:

	For the Years Ended December 31,
	2024	2023
Risk free interest rate	—	3.73%
Expected term in years	—	3.50
Dividend yield	—	—
Volatility of common stock	—	54% – 118%
Weighted average grant date fair value per option	$—	$1.57

Warrants

2024

On July 22, 2024, the Company and Duos Edge entered into secured promissory notes (the "Notes") with two institutional investors in the Company, 21 April Fund LP and 21 April Fund Ltd. The principal amounts of the Notes are $1,520,000 for the Note issued to 21 April Fund Ltd. and $680,000 for the Note issued to 21 April Fund LP. The Notes bear interest at an annual rate of 10% and the principal and any accrued interest on the Notes are due on December 30, 2025. The Company has guaranteed all of Duos Edge’s obligations pursuant to the Notes.

In connection with the Notes, the Company issued warrants to purchase 92,727 shares of Common Stock to 21 April Fund LP and 207,273 shares of Common Stock to 21 April Fund Ltd. The warrants had an exercise price of $3.00 and were exercisable at any time on or prior to the close of business on the five-year anniversary of the original issuance date of July 22, 2024. The warrants contained a fundamental transaction provision whereby the Company might have to make a cash payment to the warrant holder on a fundamental transaction trigger date. Accordingly, the warrants met the criteria to be accounted for as a derivative liability instrument.

On September 20, 2024, the Company made an offer, which was accepted, to two warrant holders to exercise 44,644 warrants with an expiration date of September 24, 2024 and with an original strike price of $7.70 per share. The warrants, which were granted on September 25, 2019 and in conjunction with a loan to the Company of $1 million for a term of 9 months, had been originally valued at $172,029 which amount had been fully amortized by the second quarter of 2020.

In conjunction with the extinguishment of the warrant liability, the Company agreed to modify the terms of the outstanding warrants. Specifically, the exercise price of the warrants was reduced from $7.70 to $2.61 per share of Common Stock. As a result of this modification, the fair value of the warrants on the date of the modification was recalculated to be approximately $615.

Upon the consummation of the extinguishment, the warrants were cancelled and rendered null and void. Consequently, any and all rights arising under the original warrant agreements were extinguished, and the Company shall no longer be required to reserve shares of Common Stock for issuance upon the exercise of these warrants. The Company received $116,521 in cash for the exercise which was recorded as additional paid in capital.

During the third quarter of 2024, the Company issued an aggregate of 344,644 shares of common stock, upon the exercise by 21 April Fund LP and 21 April Fund Ltd. (collectively, the “21 April Entities”) of warrants to purchase 104,647 and 239,997 shares of Common Stock, respectively. In connection with such exercise, the Company and the 21 April Entities agreed to reduce the exercise price of the warrants to $2.61 per share, and to remove any “blocker” or similar provisions in the warrants. The Company received $899,521 upon the exercise. As of December 31, 2024, there are no warrants outstanding.

2023

During the first and fourth quarters of 2023, warrants held by 48 holders representing 102,947 shares expired. All of the expired warrants can no longer be exercised.

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2022	80,091	$8.63	0.8	—
Warrants expired, forfeited, cancelled or exercised	(102,947)	$—	—	—
Warrants issued	—	$—	—	—
Outstanding at December 31, 2023	44,644	$7.70	0.7	—
Exercisable at December 31, 2023	44,644	$7.70	0.7	—

Outstanding at December 31, 2023	44,644	$7.70	0.7	—
Warrants expired, forfeited, cancelled or exercised	(344,644)	$—	—	—
Warrants issued	300,000	$3.00	4.47	—
Outstanding at December 31, 2024	—	$—	—	—
Exercisable at December 31, 2024	—	$—	—	—